Vulnerability Due to Certain Concentrations	12 Months Ended
Dec. 31, 2016
Risks and Uncertainties [Abstract]
Vulnerability Due to Certain Concentrations
Vulnerability Due to Certain Concentrations
We rely on outside vendors for components and subassemblies used in our systems including the design thereof, each of which is obtained from a single supplier or a limited number of suppliers. Our reliance on a limited group of suppliers involves several risks, including a potential inability to obtain an adequate supply of required components, reduced control over pricing and the risk of untimely delivery of these components and subassemblies.
Carl Zeiss SMT is our single supplier, and we are their single customer, of optical components for lithography systems. Carl Zeiss SMT is capable of developing and producing these items only in limited numbers and only through the use of manufacturing and testing facilities in Oberkochen and Wetzlar, Germany. ASML has agreed with Zeiss to acquire a 24.9% minority stake in Carl Zeiss SMT, for EUR 1 billion in cash. The closing of this transaction is expected in the second quarter of 2017 and is conditional on, among other things, customary merger control approvals. In addition, ASML agreed to support Carl Zeiss SMT's R&D costs, capital expenditures and other supply chain investments, in respect of High-NA, in an amount of EUR 760 million over 6 years. At the end of 2016 an amount of EUR 12.0 million was paid, resulting in a remaining commitment as of December 31, 2016 of EUR 748.0 million.